SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 1, 1997
                           FRANKLIN CUSTODIAN FUNDS, INC.
          GROWTH SERIES, UTILITIES SERIES, DYNATECH SERIES, INCOME SERIES,
                             U.S. GOVERNMENT SERIES
             AND THE SEPARATE PROSPECTUSES FOR THE INCOME SERIES AND
                             U.S. GOVERNMENT SERIES
             (DATED FEBRUARY 1, 1996 AS AMENDED SEPTEMBER 16, 1996)

I. As of January 1, 1997, the Fund began offering a third class of shares, designated "Advisor Class." The DynaTech Series does not offer Advisor Class. This prospectus describes the Class I and Class II shares of the Fund. Class I, Class II and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus relating only to that class. For more information concerning Advisor Class shares, contact your investment representative or Distributors. Additional classes and series of shares may be offered in the future.

II. The discussion under "How Do I Buy Shares? - Cumulative Quantity Discounts Class I Only." is amended by replacing it with the following text:

 To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

III. The discussion under "How Do I Buy Shares? - Sales Charge Waivers" is amended by adding the following new item as the last item in the list of waiver categories:

 17. Investors exchanging Advisor Class shares from any of the Franklin Templeton Funds, or, beginning on or about May 1, 1997, Class Z shares of Mutual Series

IV. The discussion under "May I Exchange Shares for Shares of Another Fund? Exchange Restrictions" is amended by replacing the first restriction with the following text:

 You may only exchange shares within the same class.*

 *Because the DynaTech Series does not offer Advisor Class shares, Advisor Class shares of any Franklin Templeton Fund may be exchanged for Class I shares of the DynaTech Series at Net Asset Value. Beginning on or about May 1, 1997, Class Z shares of Mutual Series may also be exchanged into shares of the DynaTech Series.

January 1, 1997